[logo] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) INVESTORS
                GROWTH STOCK SERIES
                (FORMERLY KNOWN AS MFS(R) GROWTH SERIES)

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INVESTORS GROWTH STOCK SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

            NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION
                           AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                              Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company,
Chairman and Chief Executive Officer                WILLIAM J. POORVU (born 04/10/35) Trustee
                                                    Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee             Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,           Associates Properties, Inc. (real estate
President and Director                              investment trust), Director; The Baupost Fund (a
                                                    mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief     J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and    Insight Resources, Inc. (acquisition planning
Director                                            specialists), President; Wellfleet Investments
                                                    (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac      Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of       Director; Cambridge Nutraceuticals (professional
Surgery                                             nutritional products), Chief Executive Officer
                                                    (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                             ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding         Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;      WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)          Private investor; Sundstrand Corporation
                                                    (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee            industrial and aerospace applications), Director
Private investor and real estate consultant;        (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                              Treasurer
Massachusetts Financial Services Company,           Massachusetts Financial Services Company, Vice
Chairman and Chief Executive Officer                President (since August 2000); UAM Fund Services,
                                                    Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior    Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel        President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and      JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                               Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior    Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                 to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing-
PORTFOLIO MANAGER                                   impaired individuals, call toll free:
Stephen Pesek*                                      1-800-637-6576 any business day from 9 a.m.
                                                    to 5 p.m. Eastern time. (To use this service,
CUSTODIAN                                           your phone must be equipped with a
State Street Bank and Trust Company                 Telecommunications Device for the Deaf).

INVESTOR INFORMATION                                For share prices, account balances, exchanges
For information on MFS mutual funds, call your      or stock and bond outlooks, call toll free:
investment professional or, for an information      1-800-MFS-TALK (1-800-637-8255) anytime from
kit, call toll free: 1-800-637-2929 any business    a touch- tone telephone.
day from 9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).                                 WORLD WIDE WEB
                                                    www.mfs.com

*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

    o How can the recession be over if the markets have been doing so poorly?

    o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short- term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.
(2) Source: Thomson Wealth Management.
(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -17.81%, and Service Class shares -17.99%. These returns, which include the reinvestment of any dividend and capital gains distributions, compare to a return of -20.78% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares to a -13.16% return over the same period for the Standard & Poor's 500 Stock Index (the S&P
500), a commonly used measure of the broad stock market.

A CHALLENGING ENVIRONMENT
The period was a difficult one for growth managers as growth stocks remained out of favor. In fact, price declines in the first half of 2002 erased much of the lift we got late last year. While earnings remained subdued, the market seemed to shrug off indications that the economy had begun to heal. Fears about everything from terrorist threats to Middle East violence to accounting chicanery kept investors singularly focused on risk. This led recovery in the stock market to deviate from the path of past cyclical upturns.

Of course, every market is different. The profits recession we've been going through has been investment-led. That is, businesses experiencing profit pressures have dramatically scaled back their spending on capital equipment generally and information technology specifically. What's different about this cycle, in our opinion, is that we'll probably need to see sustained improvements across the industrial economy before we can say with certainty that the worst is behind us.

AREAS OF RELATIVE STRENGTH
Speaking very broadly, we'd say adhering to our more conservative growth investment style kept us tilted away from the most aggressive growth sectors, which have experienced more weakness than the overall market. For example, we completely exited the utilities and communications sector earlier this year. Stocks in this group were hit hard in 2001 and have remained under severe pressure so far in 2002. We've also maintained our cautious stance on technology, consistent with our view that improvements here will likely take longer to materialize than elsewhere.

Our positioning among stocks in the leisure sector was an area of strength over the period, as leading media conglomerates benefited from an improved advertising environment. We believe this trend will strengthen in the coming quarters. Results were also solid in health care, where the portfolio has emphasized service providers over major pharmaceutical companies. Service providers, such as hospital group Tenet Healthcare and managed care leader UnitedHealth Group, have experienced stronger pricing, lower costs, and a better reimbursement environment. We think drug companies, on the other hand, face potentially slower growth in the future due to limited new drug pipelines and patent expirations.

AREAS OF DISAPPOINTMENT
Our holding in Tyco International significantly underperformed. Waves of bad news concerning potential liquidity issues, a break-up plan that was later reversed, and the resignation of the CEO weighed very heavily on the stock. Amid the uncertainty, we reduced our exposure; still, the downdraft in this stock detracted meaningfully from performance.

Elsewhere, our low positions in consumer staples firms held back relative performance, as the sector did well over the period.

CHANGES IN FUND POSITIONING
We'd describe the changes we've made over the period as more tactical than strategic in nature. Financial services and leisure remained our largest overweighted positions relative to our benchmark -- although in the case of financial services, we've trimmed holdings, while in leisure, we've added to positions. Regarding the former, we believe the commercial property and casualty insurance cycle is still in early innings and that policy pricing and terms will likely get better from here. That said, where our stocks in this area have lived up to our near-term expectations, we've been willing to reduce positions. Higher confidence in the advertising arena has led us to grow our leisure weighting during the period.

We mentioned earlier our underweighted positions in technology and health care. We have not made significant changes in these areas during the past six months. We also pointed out that we had dropped all utilities and communications holdings. While that sector wasn't a major exposure at the start of the period, carrying no weight at the close of the period correctly suggests that we viewed this as an area that may take a long time to recover.

We also added to our holdings in the consumer staples area. This is a more mature sector, so we don't expect volume and revenue growth to be exciting. But we do believe the fruits of past restructurings and market share gains have just now begun to become evident. Our holdings here favored companies that we believed had commanding market shares and were producing solid cash flows.

    Respectfully,

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

Notes to shareholders: Effective December 31, 2001, the Russell 1000 Growth Index replaced the S&P 500 as the series' benchmark. We believe the Russell 1000 Growth Index more accurately reflects our growth discipline, offering investors a more reliable objective measure of the portfolio's performance. For comparison to the broad stock market, we will also continue to provide returns for the S&P 500.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class May 3, 1999
                 Service Class May 1, 2000

Size: $260.5 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS

                                 6 Months      1 Year      3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return           -17.81%     -25.92%      -28.59%      -18.09%
-------------------------------------------------------------------------------
Average Annual Total Return          --       -25.92%      -10.62%      - 6.12%
-------------------------------------------------------------------------------

SERVICE CLASS

                                 6 Months      1 Year      3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return           -17.99%     -26.10%      -29.45%      -19.08%
-------------------------------------------------------------------------------
Average Annual Total Return          --       -26.10%      -10.98%      - 6.48%
-------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, May 3, 1999, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 96.0%
-----------------------------------------------------------------------------
ISSUER                                              SHARES              VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 92.1%
  Advertising & Broadcasting - 0.2%
    Omnicom Group, Inc.                              9,500       $    435,100
-----------------------------------------------------------------------------
  Aerospace - 3.5%
    General Dynamics Corp.                          11,300       $  1,201,755
    Lockheed Martin Corp.                           30,200          2,098,900
    Northrop Grumman Corp.                          47,400          5,925,000
                                                                 ------------
                                                                 $  9,225,655
-----------------------------------------------------------------------------
  Airlines - 0.3%
    Southwest Airlines Co.                          47,900       $    774,064
-----------------------------------------------------------------------------
  Automotive - 1.8%
    Harley-Davidson, Inc.                           90,790       $  4,654,803
-----------------------------------------------------------------------------
  Banks & Credit Cos. - 1.6%
    Capital One Financial Corp.                     67,300       $  4,108,665
-----------------------------------------------------------------------------
  Beverages - 0.6%
    The Pepsi Bottling Group, Inc.                  51,300       $  1,580,040
-----------------------------------------------------------------------------
  Biotechnology - 1.7%
    Amgen, Inc.*                                    91,500       $  3,832,020
    Pharmacia Corp.                                 14,200            531,790
                                                                 ------------
                                                                 $  4,363,810
-----------------------------------------------------------------------------
  Business Machines - 0.6%
    International Business Machines Corp.           22,300       $  1,605,600
-----------------------------------------------------------------------------
  Business Services - 2.8%
    Automatic Data Processing, Inc.                 11,800       $    513,890
    First Data Corp.                               183,000          6,807,600
                                                                 ------------
                                                                 $  7,321,490
-----------------------------------------------------------------------------
  Chemicals - 0.8%
    Praxair, Inc.                                   35,870       $  2,043,514
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Dell Computer Corp.*                           111,600       $  2,917,224
-----------------------------------------------------------------------------
  Computer Software - 1.0%
    Oracle Corp.*                                  268,320       $  2,540,990
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.8%
    Electronic Arts, Inc.*                          10,100       $    667,105
    Intuit, Inc.*                                   26,200          1,302,664
    Microsoft Corp.*                               191,150         10,455,905
                                                                 ------------
                                                                 $ 12,425,674
-----------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    VERITAS Software Corp.*                         82,770       $  1,638,018
-----------------------------------------------------------------------------
  Computer Software - Systems - 2.4%
    Adobe Systems, Inc.                             55,600       $  1,584,600
    Brocade Communications Systems, Inc.*           76,500          1,337,220
    Cadence Design Systems, Inc.*                   64,600          1,041,352
    EMC Corp.                                       58,620            442,581
    Peoplesoft, Inc.*                              109,000          1,621,920
    Rational Software Corp.*                        42,070            345,395
                                                                 ------------
                                                                 $  6,373,068
-----------------------------------------------------------------------------
  Conglomerates - 2.5%
    General Electric Co.                           204,820       $  5,950,021
    Tyco International Ltd.                         37,637            508,476
                                                                 ------------
                                                                 $  6,458,497
-----------------------------------------------------------------------------
  Consumer Goods & Services - 4.3%
    Avon Products, Inc.                             89,000       $  4,649,360
    Estee Lauder Cos., "A"                           1,800             63,360
    Philip Morris Cos., Inc.                        81,890          3,576,955
    The Procter & Gamble Co.                        33,700          3,009,410
                                                                 ------------
                                                                 $ 11,299,085
-----------------------------------------------------------------------------
  Electronics - 3.7%
    Analog Devices, Inc.*                           56,660       $  1,682,802
    Applied Materials, Inc.*                        34,100            648,582
    Intel Corp.                                     50,100            915,327
    KLA-Tencor Corp.*                               16,900            743,431
    Linear Technology Corp.                         50,600          1,590,358
    Microchip Technology, Inc.*                     47,500          1,302,925
    Micron Technology, Inc.                         51,130          1,033,849
    Texas Instruments, Inc.                         21,240            503,388
    Xilinx, Inc.*                                   49,700          1,114,771
                                                                 ------------
                                                                 $  9,535,433
-----------------------------------------------------------------------------
  Entertainment - 5.9%
    Carnival Corp.                                  51,000       $  1,412,190
    Clear Channel Communications, Inc.*             88,240          2,825,445
    The Walt Disney Co.                             75,500          1,426,950
    Univision Communications, Inc., "A"*            16,500            518,100
    Viacom, Inc., "B"*                             204,645          9,080,098
                                                                 ------------
                                                                 $ 15,262,783
-----------------------------------------------------------------------------
  Financial Institutions - 4.5%
    American Express Co.                            52,400       $  1,903,168
    Citigroup, Inc.                                 11,815            457,831
    Freddie Mac                                     59,440          3,637,728
    Goldman Sachs Group, Inc.                       53,800          3,946,230
    Merrill Lynch & Co., Inc.                       47,600          1,927,800
                                                                 ------------
                                                                 $ 11,872,757
-----------------------------------------------------------------------------
  Food & Beverage Products - 2.8%
    PepsiCo, Inc.                                  118,600       $  5,716,520
    Sysco Corp.                                     58,400          1,589,648
    The J.M. Smucker Co.                               390             13,311
                                                                 ------------
                                                                 $  7,319,479
-----------------------------------------------------------------------------
  Healthcare - 1.1%
    Anthem, Inc.*                                   15,600       $  1,052,688
    HCA, Inc.                                       38,100          1,809,750
                                                                 ------------
                                                                 $  2,862,438
-----------------------------------------------------------------------------
  Insurance - 3.2%
    AFLAC, Inc.                                     23,900       $    764,800
    American International Group, Inc.              87,885          5,996,393
    Chubb Corp.                                     22,400          1,585,920
                                                                 ------------
                                                                 $  8,347,113
-----------------------------------------------------------------------------
  Internet - 0.6%
    Ebay, Inc.*                                     25,700       $  1,583,634
-----------------------------------------------------------------------------
  Machinery - 1.3%
    Danaher Corp.                                   51,800       $  3,436,930
-----------------------------------------------------------------------------
  Media - 0.1%
    Westwood One, Inc.                               6,200       $    207,204
-----------------------------------------------------------------------------
  Medical & Health Products - 10.3%
    Alcon, Inc.*                                    37,900       $  1,298,075
    Baxter International, Inc.                      89,100          3,960,495
    Eli Lilly & Co.                                 54,650          3,082,260
    Forest Laboratories, Inc.*                      30,600          2,166,480
    Johnson & Johnson Co.                           96,200          5,027,412
    Pfizer, Inc.                                   314,030         10,991,050
    Stryker Corp.                                    3,700            197,987
                                                                 ------------
                                                                 $ 26,723,759
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 4.5%
    Genzyme Corp.*                                  26,000       $    500,240
    Medimmune, Inc.*                                18,600            491,040
    Medtronic, Inc.                                 31,200          1,336,920
    Tenet Healthcare Corp.*                         64,900          4,643,595
    UnitedHealth Group, Inc.                        53,200          4,870,460
                                                                 ------------
                                                                 $ 11,842,255
-----------------------------------------------------------------------------
  Oil Services - 2.0%
    Baker Hughes, Inc.                              78,000       $  2,596,620
    BJ Services Co.*                                29,700          1,006,236
    GlobalSantaFe Corp.                             24,400            667,340
    Noble Corp.*                                    26,200          1,011,320
                                                                 ------------
                                                                 $  5,281,516
-----------------------------------------------------------------------------
  Oils - 0.8%
    Apache Corp.                                    12,300       $    707,004
    Devon Energy Corp.                              27,370          1,348,794
                                                                 ------------
                                                                 $  2,055,798
-----------------------------------------------------------------------------
  Pharmaceuticals - 1.3%
    Wyeth                                           65,405       $  3,348,736
-----------------------------------------------------------------------------
  Railroads
    CSX Corp.                                          100       $      3,505
-----------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    Yum! Brands, Inc.*                             86,800        $ 2,538,900
-----------------------------------------------------------------------------
  Retail - 9.3%
    Best Buy Co., Inc.*                             25,300       $    918,390
    Home Depot, Inc.                                35,200          1,292,896
    Kohl's Corp.*                                   29,300          2,053,344
    Lowe's Cos., Inc.                              128,280          5,823,912
    Target Corp.                                    62,900          2,396,490
    The TJX Cos., Inc.                              75,800          1,486,438
    Wal-Mart Stores, Inc.                          151,400          8,328,514
    Walgreen Co.                                    51,500          1,989,445
                                                                 ------------
                                                                 $ 24,289,429
-----------------------------------------------------------------------------
  Special Products & Services - 3.9%
    3M Co.                                          47,200       $  5,805,600
    Illinois Tool Works, Inc.                       52,500          3,585,750
    SPX Corp.                                        7,100            834,250
                                                                 ------------
                                                                 $ 10,225,600
-----------------------------------------------------------------------------
  Telecommunications - 0.3%
    EchoStar Communications Corp.*                  40,080       $    743,885
-----------------------------------------------------------------------------
  Telecommunications - Wireline - 2.8%
    Cisco Systems, Inc.*                           426,180       $  5,945,211
    Emulex Corp.*                                   15,600            351,156
    QLogic Corp.*                                   11,500            438,150
    USA Interactive, Inc.*                          21,300            499,485
                                                                 ------------
                                                                 $  7,234,002
-----------------------------------------------------------------------------
  Transportation - 2.1%
    Fedex Corp.*                                    38,100       $  2,034,540
    United Parcel Service, Inc.                     53,900          3,328,325
                                                                 ------------
                                                                 $  5,362,865
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $239,843,318
-----------------------------------------------------------------------------
Foreign Stocks - 3.9%
  Australia - 0.6%
    News Corp Ltd. (Media)                         152,457       $    830,571
    News Corp. Ltd., ADR (Media)                    33,100            758,983
                                                                 ------------
                                                                 $  1,589,554
-----------------------------------------------------------------------------
  Bermuda - 1.6%
    Ace Ltd. (Insurance)                            41,200       $  1,301,920
    XL Capital Ltd. (Insurance)                     35,200          2,981,440
                                                                 ------------
                                                                 $  4,283,360
-----------------------------------------------------------------------------
  Germany
    SAP AG, ADR (Computer Software - Systems)*         100       $      9,782
-----------------------------------------------------------------------------
  Taiwan - 0.6%
    Taiwan Semiconductor Manufacturing Co. Ltd.,
      ADR (Electronics)*                           121,790       $  1,583,270
-----------------------------------------------------------------------------
  United Kingdom - 1.1%
    Diageo PLC (Food & Beverage Products)*         161,500       $  2,097,543
    Unilever PLC (Consumer Products)*               73,500            670,020
                                                                 ------------
                                                                 $  2,767,563
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 10,233,529
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $271,072,893)                     $250,076,847
-----------------------------------------------------------------------------

Repurchase Agreement - 4.6%
-----------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
ISSUER                                       (000 OMITTED)              VALUE
-----------------------------------------------------------------------------
    Goldman Sachs, dated 6/28/02, due 7/01/02,
      total to be received $12,092,995 (secured
      by various U.S. Treasury and Federal
      Agency obligations in a jointly traded
      account), at Cost                          $  12,091       $ 12,091,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $283,163,893)                $262,167,847
Other Assets, Less Liabilities - (0.6)%                            (1,625,669)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $260,542,178
-----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JUNE 30, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $283,163,893)       $262,167,847
  Cash                                                                 853
  Investments of cash collateral for securities loaned,
    at identified cost and value                                 6,667,902
  Receivable for investment sold                                 8,601,896
  Receivable for series shares sold                                348,556
  Interest and dividends receivable                                142,792
                                                              ------------
      Total assets                                            $277,929,846
                                                              ------------
Liabilities:
  Payable for investments purchased                           $ 10,341,638
  Payable for series shares reacquired                             315,625
  Collateral for securities loaned, at value                     6,667,902
  Payable to affiliates -
    Management fee                                                  16,050
    Shareholder servicing agent fee                                    749
    Administration fee                                                 375
    Distribution fee                                                 2,606
  Accrued expenses and other liabilities                            42,723
                                                              ------------
      Total liabilities                                       $ 17,387,668
                                                              ------------
Net assets                                                    $260,542,178
                                                              ============
Net assets consist of:
  Paid-in capital                                             $378,461,241
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (20,995,987)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions              (96,650,546)
  Accumulated net investment loss                                 (272,530)
                                                              ------------
      Total                                                   $260,542,178
                                                              ============
Shares of beneficial interest outstanding                      32,650,370
                                                               ==========

Initial Class of shares:
  Net asset value per share
    (net assets of $133,873,277 / 16,676,650 shares
    of beneficial interest outstanding)                           $8.03
                                                                  =====

Service Class of shares:
  Net asset value per share
    (net assets of $126,668,901 / 15,973,720 shares
    of beneficial interest outstanding)                           $7.93
                                                                  =====
See notes to financial statements.

Statement of Operations (Unaudited)
---------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
---------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                 $    927,156
    Interest                                                       143,742
    Foreign taxes withheld                                          (7,788)
                                                              ------------
      Total investment income                                 $  1,063,110
                                                              ------------
  Expenses -
    Management fee                                            $  1,027,198
    Trustees' compensation                                           5,585
    Shareholder servicing agent fee                                 47,967
    Distribution fee (Service Class)                               139,557
    Administrative fee                                              23,971
    Custodian fee                                                   66,349
    Printing                                                        16,511
    Auditing fees                                                   15,606
    Legal fees                                                         615
    Miscellaneous                                                    4,396
                                                              ------------
      Total expenses                                          $  1,347,755
    Fees paid indirectly                                           (12,222)
                                                              ------------
      Net expenses                                            $  1,335,533
                                                              ------------
        Net investment loss                                   $   (272,423)
                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                   $(17,828,774)
    Foreign currency transactions                                   (1,839)
                                                              ------------
      Net realized loss on investments and foreign
        currency transactions                                 $(17,830,613)
                                                              ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                               $(36,414,519)
    Translation of assets and liabilities in foreign
       currencies                                                       50
                                                              ------------
      Net unrealized loss on investments and foreign
        currency translation                                  $(36,414,469)
                                                              ------------
        Net realized and unrealized loss on investments
         and foreign currency                                 $(54,245,082)
                                                              ------------
          Decrease in net assets from operations              $(54,517,505)
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                 YEAR ENDED
                                                                       JUNE 30, 2002          DECEMBER 31, 2001
                                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                        $    (272,423)             $     (43,446)
  Net realized loss on investments and foreign currency
   transactions                                                         (17,830,613)               (67,034,113)
  Net unrealized gain (loss) on investments and foreign
   currency translation                                                 (36,414,469)                16,220,955
                                                                      -------------              -------------
    Decrease in net assets from operations                            $ (54,517,505)             $ (50,856,604)
                                                                      -------------              -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                          $        --                $    (119,040)
  From net investment income (Service Class)                                   --                      (50,408)
  In excess of net investment income (Initial Class)                           --                          (65)
  In excess of net investment income (Service Class)                           --                          (28)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                              --                     (910,801)
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                              --                     (608,714)
                                                                      -------------              -------------
      Total distributions declared to shareholders                    $        --                $  (1,689,056)
                                                                      -------------              -------------
Net increase in net assets from series share transactions             $  44,923,550              $ 171,423,174
                                                                      -------------              -------------
      Total increase (decrease) in net assets                         $  (9,593,955)             $ 118,877,514
Net assets:
  At beginning of period                                                270,136,133                151,258,619
                                                                      -------------              -------------

  At end of period (including accumulated net investment
    loss of $(272,530) and $0, respectively)                          $ 260,542,178              $ 270,136,133
                                                                      =============              =============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                      SIX MONTHS ENDED           ---------------------------------              PERIOD ENDED
                                         JUNE 30, 2002                  2001                  2000        DECEMBER 31, 1999*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                  INITIAL CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 9.77                $13.00                $13.95                    $10.00
                                                ------                ------                ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.01)               $ 0.01                $ 0.04                    $ 0.06
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (1.73)                (3.14)                (0.89)                     3.94
                                                ------                ------                ------                    ------
  Total from investment operations              $(1.74)               $(3.13)               $(0.85)                   $ 4.00
                                                ------                ------                ------                    ------
Less distributions declared to shareholders -
  From net investment income                    $ --                  $(0.01)               $ --                      $(0.02)
  From net realized gain on investments
    and foreign currency transactions             --                    --                   (0.06)                    (0.03)
  In excess of net investment income              --                    --                    --                       (0.00)+++
  In excess of net realized gain on
   investments and foreign currency
   transactions                                   --                   (0.09)                (0.04)                     --
                                                ------                ------                ------                    ------
  Total distributions declared to
    shareholders                                $ --                  $(0.10)               $(0.10)                   $(0.05)
                                                ------                ------                ------                    ------
Net asset value - end of period                 $ 8.03                $ 9.77                $13.00                    $13.95
                                                ======                ======                ======                    ======
Total return                                    (17.81)%++            (24.14)%               (6.17)%                   40.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.88%+                0.92%                 0.93%                     1.01%+
  Net investment income (loss)                   (0.10)%+               0.07%                 0.28%                     0.71%+
Portfolio turnover                                  93%                  265%                  248%                       73%
Net assets at end of period (000 Omitted)     $133,873              $147,280               $97,766                   $18,889

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees through June 30,
      2001. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                           $ 0.01                 $ 0.04                 $ 0.02++
        Ratios (to average net assets):
          Expenses##                                                      0.91%                  0.94%                  1.47%+
          Net investment income                                           0.08%                  0.27%                  0.25%+
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
  + Annualized.
 ++ Not annualized.
+++  Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                     YEAR ENDED                 PERIOD ENDED
                                                  JUNE 30, 2002              DECEMBER 31, 2001           DECEMBER 31, 2000*
                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                           SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $ 9.66                         $12.98                       $14.40
                                                         ------                         ------                       ------
Income from investment operations# -
 Net investment income (loss)(S)                          (0.01)                         (0.01)                        0.01
 Net realized and unrealized loss on
  investments and foreign currency                        (1.72)                         (3.21)                       (1.43)
                                                         ------                         ------                       ------
    Total from investment operations                     $(1.73)                        $(3.22)                      $(1.42)
                                                         ------                         ------                       ------
Less distributions declared to shareholders -
  From net investment income                             $ --                           $(0.01)                      $ --
  In excess of net realized gain on
    investments and foreign currency transactions          --                            (0.09)                        --
                                                         ------                         ------                       ------
    Total distributions declared to
      shareholders                                       $ --                           $(0.10)                      $ --
                                                         ------                         ------                       ------
Net asset value - end of period                          $ 7.93                         $ 9.66                       $12.98
                                                         ======                         ======                       ======
Total return                                             (17.99)%++                     (24.83)%                      (9.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.10%+                         1.13%                        1.11%+
  Net investment income (loss)                            (0.31)%+                       (0.15)%                       0.15%+
Portfolio turnover                                           93%                           265%                         248%
Net assets at end of period (000 Omitted)              $126,669                       $122,857                      $53,492

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees through June 30, 2001. In consideration, the series pays the investment adviser a reimbursement fee not greater than
      0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                                           $(0.01)                      $ 0.01++
        Ratios (to average net assets):
          Expenses##                                                                      1.12%                        1.12%+
          Net investment income (loss)                                                   (0.14)%                       0.14%+
 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Investors Growth Stock Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 44 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the fund series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $6,477,924. These loans were collateralized by cash of $6,667,902 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     6,667,902          $6,667,902

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $5,311 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $6,911 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                  DECEMBER 31, 2001   DECEMBER 31, 2000
-------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                      $1,652,988            $282,095
    Long-term capital gain                   36,068               --
                                         ----------            --------
Tax Total Distributions Paid             $1,689,056            $282,095
                                         ==========            ========

As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

                Capital loss carryforward        $(56,085,484)
                Unrealized loss                   (43,730,436)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $289,452,347 and $243,210,960, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                            $326,727,229
                                                          ------------
Gross unrealized depreciation                             $(70,540,914)
Gross unrealized appreciation                                5,981,531
                                                          ------------
    Net unrealized depreciation                           $(64,559,383)
                                                          ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                         SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                         ------------------------------      ----------------------------
                                                 SHARES          AMOUNT            SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                   2,935,379    $ 27,123,054         8,927,724    $ 94,627,246
Shares issued to shareholders in
  reinvestment of distributions                    --              --              93,884       1,029,903
Shares reacquired                            (1,330,144)    (11,920,035)       (1,470,976)    (14,670,751)
                                           ------------    ------------      ------------    ------------
    Net increase (increase)                   1,605,235    $ 15,203,019         7,550,632    $ 80,986,398
                                           ============    ============      ============    ============

Service Class shares
                                         SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                         ------------------------------      ----------------------------
                                                 SHARES          AMOUNT            SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                   3,836,531    $ 34,744,069         9,157,256    $ 96,105,529
Shares issued toshareholders in
  reinvestment of distributions                    --              --              60,195         659,132
Shares reacquired                              (576,016)     (5,023,538)         (625,336)     (6,327,885)
                                           ------------    ------------      ------------    ------------
    Net increase (decrease)                   3,260,515    $ 29,720,531         8,592,115    $ 90,436,776
                                           ============    ============      ============    ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $1,494. The series had no borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  VGS-3 8/02 40M